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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                FORM 8-K/A
                              Amendment No. 1



                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported): November 17, 1995



                          THE TJX COMPANIES, INC.
            (Exact name of registrant as specified in charter)


           DELAWARE                     1-4908               04-2207613
 State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation)                                 Identification No.)



770 Cochituate Road, Framingham, MA                           01701
(Address of principal executive offices)                    (Zip Code)



    Registrant's telephone number, including area code:  (508)390-2662














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Item 7.        Financial Statements and Exhibits.

     (a)       Financial Statements of Business Acquired.

               The financial statements for the acquired business are filed herewith.

     (b)       Pro Forma Financial Information.

               The unaudited pro forma condensed, consolidated financial information of the Registrant is filed herewith.

     (c)       Exhibits.

     2.2* Amendment No. 1 dated as of November 17, 1995 to Stock Purchase Agreement dated as of October 14, 1995 between the Registrant and Melville Corporation.

     10.1* Certificates of Designations, Rights and Preferences for the Registrant's Series D Cumulative Convertible Preferred Stock.

     10.2* Certificates of Designations, Rights and Preferences for the Registrant's Series E Cumulative Convertible Preferred Stock.

     10.3* Transitional Services Agreement dated as of November 17, 1995 between the Registrant and Melville Corporation.

     10.4* Credit Agreement dated as of November 17, 1995 among The First National Bank of Chicago, Bank of America Illinois, The Bank of New York, and Pearl Street L.P., as co-arrangers, the other financial institution parties thereto, and the Registrant.

     99.1*     Press Release issued by the Registrant on November 20, 1995.



     * Included with, and incorporated herein by reference to, the Registrant' Current Report on Form 8-K dated November 17, 1995.









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                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE TJX COMPANIES, INC.



                               By: /s/ Donald G. Campbell
                                   Name: Donald G. Campbell
                                   Title: Senior Vice President-Finance




Date:  January 31, 1996